UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21917
Oppenheimer SMA International Bond Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2008

Item 1. Reports to Stockholders.

September 30, 2008

Oppenheimer

# SMA International Bond Fund

Management Commentaries and Annual Report

## MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

## ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Management SMA International Commentaries and Bond Fund Annual Report MANAGEMENT COMMENTRIES Market Recap and Outlook Listing of Top Holdings ANNUALREPOR Fund Performance Discussion Listing of Investments Financial Statements “Despite the global credit crisis and heightened market volatility, we are confident that the Fund remains positioned to earn competitive levels of current income in international markets.” September 30, 2008

TOP HOLDINGS AND ALLOCATIONS
Top Ten Geographical Holdings

Japan	20.0%
United States	19.0
France	7.5
Germany	7.3
United Kingdom	6.4
Turkey	4.2
Brazil	3.5
Peru	3.1
Mexico	2.8
Colombia	2.7
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments.
Ï Europe 29.7% Ï Asia 23.2 Ï United States/Canada 20.2 Ï Latin America 14.9 Ï Middle East/Africa 7.9 Ï Emerging Europe 3.5 Ï Supranational 0.6 Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total market value of investments.
8 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended September 30, 2008.
Management Discussion of Fund Performance. For the 12-month period ended September 30, 2008, the Fund returned 1.78%, underperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 5.16% during the same time frame.
     Like most other investments, the Fund was affected throughout the reporting period by a global economic slowdown and financial crisis, which intensified during the summer of 2008. As investors throughout the world grew increasingly risk-averse, they turned away from emerging-markets debt and currencies, causing their values to decline. Conversely, sovereign debt and currencies in developed markets reversed course and rallied late in the reporting period. The Fund was vulnerable to these developments due to its longstanding emphasis on emerging markets bonds and investments linked to the currencies of emerging markets, such as Brazil, Mexico, Turkey and Russia.
     In fact, because we believe that real interest rates in these markets remain attractive and their central banks have room to reduce short-term rates, we increased the Fund’s exposure to the emerging markets in the spring of 2008. However, the timing of this move proved to be unfortunate when the financial crisis intensified over the summer. Some of the markets that previously had been most supportive of the Fund’s returns, such as Brazil and Russia, became some of the harder hit areas during the summer’s market turbulence. On the other hand, Mexico’s debt and currency have held up relatively well due to its proactive monetary policy, and Turkey benefited from lower oil prices when commodity prices moderated over the summer.
     As of the reporting period’s end, we have maintained the Fund’s focus on certain emerging markets. We recently increased the Fund’s exposure to bonds in Western Europe, which we expect to benefit as the economy slows and interest rates fall, but we have maintained an underweighted position in investments linked to the region’s currency, the euro. We have established a more robust position in investments linked to the yen, as Japan’s currency historically has been relatively stable during global downturns, but the country’s low-yielding bonds have remained relatively unattractive to us. In our view, these are prudent long-term strategies for today’s unsettled market conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in the Fund held until September 30, 2008. Performance is measured from inception of the Class on July 23, 2007. The Fund’s performance reflects the reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, a market-capitalization-weighted index that tracks performance of
9 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION Continued
13 government bond markets in developed countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
10 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer SMA International Bond Fund Citigroup Non-US Dollar World Government Bond Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Fund returns include changes in share price and reinvested distributions. See page 12 for further information. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the Independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program’s sponsor.
11 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by contacting your adviser or the “wrap-free” program sponsor. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of the Fund commenced operations on 7/23/07.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
12 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total
13 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FUND EXPENSES Continued
     costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2008	September 30, 2008	September 30, 2008

Actual
	$1,000.00	$906.60	$0.00
Hypothetical (5% return before expenses)
	1,000.00	1,025.00	0.00
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2008 is as follows:

Expense Ratio
0.00%
The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
14 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount		Value

Foreign Government Obligations—68.7%
Argentina—0.2%
Argentina (Republic of) Bonds:
Series GDP, 0.971%, 12/15/35[1]	$100,000		$8,100
Series V, 7%, 3/28/11	95,000		70,683
Series VII, 7%, 9/12/13	20,000		13,584

			92,367

Australia—0.2%
New South Wales Treasury Corp. Sr. Bonds, Series 12RG, 6%, 5/1/12	60,000	AUD	47,427
New South Wales Treasury Corp. Sr. Unsec. Bonds, Series 14RG, 5.50%, 8/1/14	85,000	AUD	65,326

			112,753

Austria—0.6%
Austria (Republic of) Unsec. Unsub. Nts., Series E, 4%, 9/15/16	199,000	EUR	274,738

Belgium—0.5%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35	185,000	EUR	262,622

Brazil—2.5%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%, 6/16/18[2]	80,000		70,800
Brazil (Federal Republic of) Bonds:
6%, 1/17/17	175,000		169,313
8%, 1/15/18	210,000		225,750
8.875%, 10/14/19	155,000		182,125
Brazil (Federal Republic of) Letras Tesouro Nacional Treasury Bills, 0%, 1/1/09[3]	450,000	BRR	228,615
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/12	190,000	BRR	91,145
10%, 1/1/17	650,000	BRR	280,703

			1,248,451

Canada—1.3%
Canada (Government of) Bonds:
3.50%, 6/1/13	195,000	CAD	186,242
5%, 6/1/37	205,000	CAD	218,147
Canada (Government of) Nts.:
3.75%, 6/1/10	145,000	CAD	138,366
4.25%, 6/1/18	90,000	CAD	88,182

			630,937

Colombia—2.5%
Colombia (Republic of) Bonds:
10.75%, 1/15/13	125,000		147,031
12%, 10/22/15	1,980,000,000	COP	951,491
F1 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Colombia Continued
Colombia (Republic of) Nts., 8.25%, 12/22/14	$95,000		$103,550
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14[2]	40,000		40,000

			1,242,072

Costa Rica—0.1%
Costa Rica (Republic of) Unsec. Bonds, 9.995%, 8/1/20	25,000		31,750

Denmark—0.5%
Denmark (Kingdom of) Bonds, 5%, 11/15/13	1,210,000	DKK	237,806

Ecuador—0.0%
Ecuador (Republic of) Unsec. Bonds, 10%, 8/15/30[1]	20,000		14,600

Egypt—0.3%
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 11.021%, 1/6/09[3]	225,000	EGP	40,045
Series 364, 8.371%, 1/6/09[3]	200,000	EGP	35,350
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[2]	345,000	EGP	53,684

			129,079

El Salvador—0.1%
El Salvador (Republic of) Bonds, 7.65%, 6/15/35[2]	40,000		39,400

France—7.6%
France (Government of) Obligations Assimilables du Tresor Bonds:
3.25%, 4/25/16	815,000	EUR	1,078,673
4%, 10/25/38	615,000	EUR	762,969
France (Government of) Treasury Nts.:
3.75%, 1/12/13	985,000	EUR	1,371,662
4.50%, 7/12/12	390,000	EUR	559,848

			3,773,152

Germany—7.4%
Germany (Federal Republic of) Bonds:
Series 03, 3.75%, 7/4/13	955,000	EUR	1,345,656
Series 05, 4%, 1/4/37	580,000	EUR	739,540
Series 07, 4.25%, 7/4/17	1,085,000	EUR	1,553,976

			3,639,172

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	40,000		38,000

Greece—1.2%
Greece (Republic of) Bonds, 4.60%, 5/20/13	435,000	EUR	612,437

Guatemala—0.1%
Guatemala (Republic of) Nts., 10.25%, 11/8/11	30,000		33,450

Hungary—0.2%
Hungary (Republic of) Bonds, Series 12/C, 6%, 10/24/12	23,000,000	HUF	119,446
F2 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Indonesia—0.7%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14[2]	$35,000		$33,688
6.90%, 1/17/18[2]	80,000		73,062
7.25%, 4/20/15[2]	80,000		77,800
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[2]	90,000		81,450
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	85,000		83,088

			349,088

Israel—0.4%
Israel (State of) Bonds, 5.50%, 2/28/17	650,000	ILS	187,185

Italy—1.7%
Italy (Republic of) Nts., Certificati di Credito del Tesoro, 4.70%, 7/1/09[1]	580,000	EUR	817,420

Japan—20.5%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10	302,000,000	JPY	2,847,824
5 yr., Series 72, 1.50%, 6/20/13	347,000,000	JPY	3,332,936
10 yr., Series 279, 2%, 3/20/16	57,000,000	JPY	569,159
10 yr., Series 282, 1.70%, 9/20/16	158,000,000	JPY	1,531,466
20 yr., Series 61, 1%, 3/20/23	94,000,000	JPY	785,842
20 yr., Series 73, 2%, 12/20/24	71,000,000	JPY	669,622
20 yr., Series 75, 2.10%, 3/20/25	39,000,000	JPY	372,272

			10,109,121

Mexico—2.5%
United Mexican States Bonds:
Series A, 6.375%, 1/16/13	300,000		309,150
Series M7, 8%, 12/24/08[1]	6,190,000	MXN	565,499
Series MI10, 8%, 12/19/13	2,670,000	MXN	240,153
Series M20, 10%, 12/5/24[1]	1,200,000	MXN	124,743

			1,239,545

Nigeria—1.4%
Nigeria (Federal Republic of) Treasury Bills:
Series 364, 9.185%, 1/8/09[3]	15,700,000	NGN	129,775
Series 364, 9.167%, 2/5/09[3]	12,700,000	NGN	103,887
Series 364, 9.3%, 4/9/09[3]	3,600,000	NGN	28,940
Nigeria (Federal Republic of) Treasury Bonds:
Series 3Y, 9.23%, 5/25/12	14,900,000	NGN	120,984
Series 3Y1S, 15%, 1/27/09	2,400,000	NGN	20,681
Series 5 yr., 9.50%, 2/23/12	5,900,000	NGN	48,809
Series 5Y, 9.50%, 8/31/12	16,000,000	NGN	129,575
Series 10 yr., 9.35%, 8/31/17	12,600,000	NGN	89,989

			672,640

Norway—0.1%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	415,000	NOK	77,021
F3 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Panama—0.7%
Panama (Republic of) Bonds:
6.70%, 1/26/36	$70,000		$66,500
7.25%, 3/15/15	195,000		203,288
8.875%, 9/30/27	20,000		23,450
9.375%, 4/1/29	20,000		24,900
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	30,000		30,900

			349,038

Peru—3.0%
Peru (Republic of) Bonds:
8.375%, 5/3/16	20,000		21,400
9.91%, 5/5/15	70,000	PEN	25,347
Series 7, 8.60%, 8/12/17	780,000	PEN	264,296
Series 8-1, 12.25%, 8/10/11	1,790,000	PEN	661,265
Peru (Republic of) Certificates of Deposit:
3.925%, 10/20/08[3]	261,000	PEN	87,073
4.066%, 4/13/09[3]	12,000	PEN	3,855
4.163%, 7/9/09[3]	392,000	PEN	123,466
5.719%, 11/6/08[3]	240,000	PEN	79,785
5.72%, 1/5/09[3]	603,000	PEN	198,079

			1,464,566

Philippines—0.9%
Philippines (Republic of the) Unsec. Bonds, 9%, 2/15/13	405,000		447,525

Poland—0.6%
Poland (Republic of) Bonds, Series 0413, 5.25%, 4/25/13	690,000	PLZ	277,606

Sweden—0.4%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15	1,305,000	SEK	196,584

The Netherlands—0.5%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11	80,000	EUR	116,464
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	110,000	EUR	156,961

			273,425

Turkey—4.3%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	125,000		117,500
7%, 3/11/19	60,000		56,770
14%, 1/19/11[1]	320,000	TRY	229,760
15.861%, 10/7/09[3]	390,000	TRY	257,053
16%, 3/7/12[1]	1,545,000	TRY	1,132,736
18.199%, 1/13/10[3]	210,000	TRY	131,548
Series CPI, 12%, 8/14/13	20,000	TRY	16,227
Turkey (Republic of) Nts., 7.25%, 3/15/15	175,000		174,563

			2,116,157
F4 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Ukraine—0.5%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine, 8.625% Nts., 7/15/11[2]	$90,000		$81,000
Ukraine (Republic of) Unsec. Unsub. Nts., 6.875%, 3/4/11	180,000		167,059

			248,059

United Kingdom—4.0%
United Kingdom Gilt Bonds:
4.75%, 6/7/10	225,000	GBP	404,850
5%, 3/7/12	205,000	GBP	374,495
United Kingdom Treasury Bonds:
4.75%, 12/7/38	435,000	GBP	805,614
5%, 3/7/18	215,000	GBP	398,446

			1,983,405

Uruguay—0.3%
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	135,000		135,675
Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	165,000		113,025
9.25%, 9/15/27	115,000		86,078
Venezuela (Republic of) Nts., 10.75%, 9/19/13	75,000		69,188
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25	175,000		105,875

			374,166

Total Foreign Government Obligations (Cost $35,189,590)			33,850,458

Loan Participations—0.1%
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16[4] (Cost $56,508)	60,000		32,400

Corporate Bonds and Notes—15.1%
AES Dominicana Energia Finance SA, 11% Sr. Nts., 12/13/15[2]	55,000		45,375
Alrosa Finance SA, 8.875% Nts., 11/17/14[2]	245,000		211,313
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[2]	67,433		58,836
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	175,000	EUR	224,147
Banco Bilbao Vizcaya Argentaria SA, 4.25% Sec. Bonds, 7/15/14	140,000	EUR	188,471
Banco BMG SA, 9.15% Nts., 1/15/16[2]	60,000		57,750
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	20,000		12,900
Banco Pine SA, 7.375% Sr. Unsec. Nts., 6/17/10[2]	60,000		57,900
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	665,000	EUR	853,782
4.50% Sr. Sec. Nts., 7/13/21	310,000	EUR	377,282
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2]	80,000		73,200
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.[2,5]	40,000		37,141
F5 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Coriolanus Ltd., 10.62% Sec. Nts., 8/10/10[4]	$100,000		$40,000
Depfa ACS Bank, 3.875% Sec. Nts., 11/14/16	35,000	EUR	44,542
Eirles Two Ltd., 4.692% Sec. Nts., Series 335, 4/30/12[1,4]	100,000		56,800
Exsportfinans ASA, 3.50% Nts., 2/11/11[1]	1,010,000	EUR	1,255,002
GAZ Capital SA, 7.51% Sec. Nts., 7/31/13[2]	90,000		82,350
Gazprom Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[2]	130,000		91,780
8.146% Sr. Unsec. Bonds, 4/11/18[2]	90,000		78,300
8.625% Sr. Unsec. Nts., 4/28/34[2]	85,000		79,027
GTL Trade Finance, Inc., 7.25% Sr. Unsec. Nts., 10/20/17[2]	60,000		57,583
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[2]	15,000		9,075
9.25% Sr. Nts., 10/16/13[2]	170,000		130,050
ICICI Bank Ltd.:
6.375% Bonds, 4/30/22[1,2]	70,000		48,359
6.625% Nts., 10/3/12[2]	70,000		67,605
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[2]	76,833		81,443
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	110,000		110,298
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18[2]	90,000		76,950
Majapahit Holding BV, 7.75% Nts., 10/17/16[2]	30,000		25,650
National Gas Co., 6.05% Nts., 1/15/36[2]	40,000		34,908
National Power Corp.:
6.875% Nts., 11/2/16[2]	20,000		18,450
9.625% Unsec. Bonds, 5/15/28	35,000		39,288
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[2]	40,000		33,800
Pemex Project Funding Master Trust, 6.625% Nts., 6/15/38[2]	100,000		91,130
Petrobras International Finance Co., 5.785% Sr. Unsec. Nts., 3/1/18	120,000		109,590
Rabobank Nederland, 3% Nts., 3/11/11[1,4]	770,000		706,235
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[2]	30,000		22,926
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[4]	80,000		80,200
TGI International Ltd., 9.50% Nts., 10/3/17[2]	60,000		60,000
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	205,000		175,050
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	130,000		101,002
VTB Capital SA:
6.875% Sr. Sec. Nts., 5/29/18[2]	110,000		85,113
6.315% Sub. Unsec. Nts., 2/4/15	225,000		203,625
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	430,000	EUR	540,792
4% Sec. Mtg. Nts., Series 2, 9/27/16	525,000	EUR	606,795

Total Corporate Bonds and Notes (Cost $8,492,454)			7,441,815
F6 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Structured Securities—3.2%
Barclays Bank plc:
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/15/09[2]	$60,000		$60,966
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/7/09[2]	60,000		61,170
Citibank NA, New York, Dominican Republic Credit Linked Nts., 14.218%, 5/11/09[3]	1,120,000	DOP	29,014
Citibank NA New York, Dominican Republic Credit Linked Nts., 12%, 2/22/11[2]	410,000	DOP	10,225
Citigroup Funding, Inc., Custom Basket of African Currencies Credit Linked Nts., 0%, 4/29/09[3]	110,000		111,715
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., 12.509%, 2/26/15[2]	42,000,000	COP	35,511
Colombia (Republic of) Credit Linked Nts., Series 01, 7%, 2/26/15[2]	15,000,000	COP	12,682
Colombia (Republic of) Credit Linked Nts., Series 02, 7%, 2/26/15[2]	15,000,000	COP	12,682
Dominican Republic Unsec. Credit Linked Nts., 12.047%, 2/23/09[3]	1,000,000	COP	26,822
Dominican Republic Unsec. Credit Linked Nts., 13.182%, 2/23/09[3]	1,800,000	DOP	48,280
Egypt (The Arab Republic of) Credit Linked Nts., 5.765%, 2/5/09[3]	410,000	EGP	71,597
Egypt (The Arab Republic of) Credit Linked Nts., 6.089%, 3/5/09[3]	270,000	EGP	46,671
Egypt (The Arab Republic of) Credit Linked Nts., 6.529%, 3/26/09[3]	350,000	EGP	60,043
Egypt (The Arab Republic of) Credit Linked Nts., 6.641%, 2/19/09[3]	370,000	EGP	64,283
Egypt (The Arab Republic of) Credit Linked Nts., 7.01%, 10/30/08[3]	250,000	EGP	45,280
Egypt (The Arab Republic of) Credit Linked Nts., 7.812%, 4/16/09[3]	140,000	EGP	23,837
Egypt (The Arab Republic of) Credit Linked Nts., 7.981%, 4/2/09[3]	160,000	EGP	27,379
Egypt (The Arab Republic of) Credit Linked Nts., 8%, 4/2/09[3]	280,000	EGP	47,914
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., 6.267%, 3/26/09[3]	350,000	EGP	60,043
Nigeria (Federal Republic of) Credit Linked Nts., 11.647%, 10/15/08[3]	7,000,000	NGN	59,260
Nigeria (Federal Republic of) Unsec. Credit Linked Nts., 6.211%, 3/10/09[3]	2,400,000	NGN	19,904
Zambia (Republic of) Credit Linked Nts., 11.399%, 6/11/09[3]	40,000,000	ZMK	10,244
Zimbabwe (Republic of) Credit Linked Nts., 10.076%, 11/26/08[3]	40,000,000	ZMK	11,012
Zimbabwe (Republic of) Credit Linked Nts., 10.717%, 3/4/09[3]	80,000,000	ZMK	21,257
Zimbabwe (Republic of) Credit Linked Nts., 10.793%, 2/25/09[3]	80,000,000	ZMK	21,206
Deutsche Bank AG:
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	600,000,000	IDR	56,000
Opic Reforma I Credit Linked Nts., Cl. 1A, 10.65%, 8/4/14[1,4]	140,000	MXN	12,801
Opic Reforma I Credit Linked Nts., Cl. 1B, 10.65%, 8/4/14[1,4]	28,000	MXN	2,560
Opic Reforma I Credit Linked Nts., Cl. 1C, 10.65%, 9/24/14[1,4]	46,667	MXN	4,267
Opic Reforma I Credit Linked Nts., Cl. 2A, 12.15%, 5/22/15[1,4]	13,359	MXN	1,222
Opic Reforma I Credit Linked Nts., Cl. 2B, 12.15%, 5/22/15[1,4]	23,372	MXN	2,137
Opic Reforma I Credit Linked Nts., Cl. 2C, 12.15%, 5/22/15[1,4]	352,393	MXN	32,222
Opic Reforma I Credit Linked Nts., Cl. 2D, 12.15%, 8/4/14[1,4]	25,682	MXN	2,348
Opic Reforma I Credit Linked Nts., Cl. 2E, 12.15%, 5/20/15[1,4]	18,658	MXN	1,706
Opic Reforma I Credit Linked Nts., Cl. 2F, 12.15%, 5/22/12[1,4]	11,916	MXN	1,090
Opic Reforma I Credit Linked Nts., Cl. 2G, 12.15%, 5/22/15[1,4]	2,194	MXN	201
Rosselkhozbank Total Return Linked Nts., 7.919%, 3/20/09[3]	500,000	RUR	18,299
Rosselkhozbank Total Return Linked Nts., 7.949%, 1/15/09[3]	950,000	RUR	35,576
F7 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10[3,4,6,7]	274,389	BRR	$31,925
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21[2]	490,000,000	IDR	49,856
Lehman Brothers Treasury Co. BU, Brazil (Federal Republic of) Credit Linked Nts., 6.357%, 4/20/11[2,3]	251,363	BRR	112,721
Morgan Stanley Capital Services, Inc.:
Ukraine (Republic of) Credit Linked Nts., 4.511%, 10/15/17[1,2]	100,000		58,000
VimpelCom Total Return Linked Nts., 9.05%, 7/19/13[1]	300,000	RUR	11,691
UBS AG:
Egypt (The Arab Republic of) Credit Linked Nts., 7.298%, 4/29/09[2,3]	260,000	EGP	44,427
Egypt (The Arab Republic of) Credit Linked Nts., 7.449%, 11/26/08[2,3]	270,000	EGP	48,390
Egypt (The Arab Republic of) Credit Linked Nts., 7.808%, 4/15/09[2,3]	140,000	EGP	24,015
Egypt (The Arab Republic of) Credit Linked Nts., Series 2, 7.54%, 4/22/09[2,3]	140,000	EGP	23,989

Total Structured Securities (Cost $1,793,758)			1,574,440

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.0%
Brazilian Real (BRR) Call[6]	10/6/08	1.664	BRR	650,000	391
Brazilian Real (BRR) Call[6]	10/9/08	1.719	BRR	685,000	154
Brazilian Real (BRR) Call[6]	12/9/08	1.714	BRR	330,000	802
Japanese Yen (JPY) Call[6]	10/9/08	104.20	JPY	41,000,000	3,128

Total Options Purchased (Cost $8,831)					4,475

	Exercise	Notional
	Date	Amount

Swaptions Purchased—0.0%

J Aron & Co., Swap Counterparty, Interest Rate Swap call option; Swap Terms-Receive fixed rate of 9.32% and pay floating rate based on 28 day MXN TIIE BANXICO; terminating 5/31/20[8] (Cost $6,335)	6/11/09	2,235,000	MXN	8,845

		Shares

Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[9,10] (Cost $296,523)		296,523		296,523
F8 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount	Value

Short-Term Notes—14.6%
Federal Home Loan Bank, 2.68%, 1/30/09[11]	$1,000,000	$990,572
Federal National Mortgage Assn., 2.71%, 2/23/09[12,13,14]	6,300,000	6,225,780

Total Short-Term Notes (Cost $7,223,241)		7,216,352

Total Investments, at Value (Cost $53,067,240)	102.3%	50,425,308
Liabilities in Excess of Other Assets	(2.3)	(1,143,731)

Net Assets	100.0%	$49,281,577

Industry classifications are unaudited.

Footnotes to Statement of Investments
Principal/notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

DOP	Dominican Republic Peso

EGP	Egyptian Pounds

EUR	Euro

GBP	British Pound Sterling

HUF	Hungarian Forint

IDR	Indonesia Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Nuevo Peso

NGN	Nigeria Naira

NOK	Norwegian Krone

PEN	Peruvian New Sol

PLZ	Polish Zloty

RUR	Russian Ruble

SEK	Swedish Krona

TRY	New Turkish Lira

ZMK	Zambian Kwacha
Swaption Purchased abbreviation is as follows:
MXN-TIIE-BANXICO Mexican Nuevo Peso-Interbank Equilibrium Interest Rate-Banco de Mexico

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,341,870 or 6.78% of the Fund’s net assets as of September 30, 2008.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2008 was $1,008,114, which represents 2.05% of the Fund’s net assets, of which $60,554 is considered restricted. See Note 9 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2F, 12.15%, 5/22/12	8/8/08	$1,173	$1,090	$83
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1A, 10.65%, 8/4/14	12/27/07	12,866	12,801	65
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2A, 12.15%, 5/22/15	5/21/08	1,288	1,222	66
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2E, 12.15%, 5/20/15	7/15/08	1,812	1,706	106
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1C, 10.65%, 9/24/14	8/12/08	4,592	4,267	325
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2C, 12.15%, 5/22/15	6/18/08	34,188	32,222	1,966
F9 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2D, 12.15%, 8/4/14	7/8/08	$2,490	$2,348	$142
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2B, 12.15%, 5/22/15	6/12/08	2,253	2,137	116
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1B, 10.65%, 8/4/14	6/12/08	2,699	2,560	139
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2G, 12.15%, 5/22/15	8/22/08	216	201	15

		$63,577	$60,554	$3,023

5.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6.	Non-income producing security.

7.	Issue is in default. See Note 1 of accompanying Notes.

8.	Swap contract terms if the option was exercised on exercise date.

9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2007	Additions	Reductions	2008

Oppenheimer Institutional Money Market Fund, Cl. E	21,228,294	78,344,236	99,276,007	296,523

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$296,523	$188,403

10.	Rate shown is the 7-day yield as of September 30, 2008.

11.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $485,380. See Note 6 of accompanying Notes.

12.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

13.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 7 of accompanying Notes.

14.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 7 of accompanying Notes.
F10 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts as of September 30, 2008 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Sell	2,244	AUD	10/8/08-11/3/08	$1,771,962	$30,540	$—
Australian Dollar (AUD)	Buy	300	AUD	10/8/08	237,024	—	4,257
Brazilian Real (BRR)	Sell	260	BRR	11/4/08	135,615	—	1,039
Brazilian Real (BRR)	Buy	3,606	BRR	11/4/08-12/31/09	1,880,134	—	76,306
British Pound Sterling (GBP)	Sell	799	GBP	10/1/08-1/16/09	1,422,466	64,647	223
British Pound Sterling (GBP)	Buy	14	GBP	10/1/08-10/2/08	24,890	—	958
Canadian Dollar (CAD)	Sell	3,290	CAD	10/6/08-10/31/08	3,094,142	29,153	2,463
Canadian Dollar (CAD)	Buy	190	CAD	10/10/08	178,640	—	2,261
Chilean Peso (CLP)	Buy	170,000	CLP	10/22/08-11/12/08	307,022	—	10,647
Chinese Renminbi (Yuan) (CNY)	Buy	2,830	CNY	5/13/09-9/2/09	407,952	—	20,761
Colombian Peso (COP)	Sell	1,571,000	COP	11/4/08	713,294	12,643	—
Czech Koruna (CZK)	Sell	48	CZK	12/31/09	2,775	148	—
Euro (EUR)	Sell	5,205	EUR	10/1/08-1/29/09	7,336,834	614,924	—
Euro (EUR)	Buy	4,850	EUR	10/1/08-1/16/09	6,838,639	—	496,209
Hungarian Forint (HUF)	Sell	43,086	HUF	11/12/08-12/31/09	249,614	43	2,697
Hungarian Forint (HUF)	Buy	30,000	HUF	12/2/08	173,714	—	604
Indian Rupee (INR)	Sell	16,300	INR	10/20/08-11/3/08	347,100	737	1,582
Indonesia Rupiah (IDR)	Buy	6,025,000	IDR	10/14/08-12/19/08	622,932	552	13,690
Israeli Shekel (ILS)	Sell	360	ILS	10/3/08-10/30/08	103,649	—	3,497
Japanese Yen (JPY)	Sell	94,000	JPY	10/1/08-1/16/09	894,806	341	10,919
Japanese Yen (JPY)	Buy	499,000	JPY	10/1/08-3/10/09	4,729,127	40,188	45,555
Kuwaiti Dinar (KWD)	Buy	14	KWD	1/29/09	52,103	—	97
Malaysian Ringgit (MYR)	Sell	540	MYR	10/14/08	157,097	—	1,100
Malaysian Ringgit (MYR)	Buy	535	MYR	10/10/08	155,576	—	13,193
Mexican Nuevo Peso (MXN)	Sell	2,700	MXN	10/6/08	246,681	6,912	—
Mexican Nuevo Peso (MXN)	Buy	1,800	MXN	11/24/08	163,418	—	12,224
New Taiwan Dollar (TWD)	Sell	24,000	TWD	10/31/08-12/2/08	744,850	6,117	812
New Turkish Lira (TRY)	Sell	720	TRY	10/20/08	563,451	—	7,488
New Zealand Dollar (NZD)	Sell	395	NZD	10/10/08-10/22/08	263,594	3,689	—
New Zealand Dollar (NZD)	Buy	2,100	NZD	10/31/08-1/16/09	1,389,739	—	115,332
Norwegian Krone (NOK)	Sell	625	NOK	10/10/08	106,311	15,656	—
Norwegian Krone (NOK)	Buy	11,265	NOK	10/6/08-1/16/09	1,909,874	—	129,835
Peruvian New Sol (PEN)	Sell	1,539	PEN	11/5/08-1/7/09	513,807	20,238	461
Peruvian New Sol (PEN)	Buy	386	PEN	11/5/08	129,095	—	7,784
Philippines Peso (PHP)	Buy	12,000	PHP	10/17/08	255,077	3,710	142
Polish Zloty (PLZ)	Sell	3,781	PLZ	10/2/08-12/31/09	1,566,069	11,135	7,327
Polish Zloty (PLZ)	Buy	2,900	PLZ	10/2/08-10/30/08	1,202,152	2,002	103,637
Qatari Riyal (QAR)	Buy	180	QAR	1/29/09	49,613	—	1,698
Russian Ruble (RUR)	Sell	8,940	RUR	9/18/09-9/21/09	335,440	1,130	1,027
Russian Ruble (RUR)	Buy	13,330	RUR	10/15/08-11/19/08	516,144	70	27,005
Saudi Riyal (SAR)	Buy	190	SAR	1/29/09	50,630	—	826
Singapore Dollar (SGD)	Buy	1,730	SGD	10/10/08-10/31/08	1,205,373	—	9,659
South African Rand (ZAR)	Sell	1,600	ZAR	10/20/08	192,233	10,049	—
South African Rand (ZAR)	Buy	77	ZAR	12/31/09	8,542	—	851
F11 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts Continued

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

South Korean Won (KRW)	Sell	328,000	KRW	10/31/08	$273,011	$5,209	$1,355
Swedish Krona (SEK)	Sell	4,470	SEK	1/16/09	645,774	78,288	—
Swedish Krona (SEK)	Buy	745	SEK	10/10/08	107,634	—	15,956
Swiss Franc (CHF)	Sell	14	CHF	10/8/08	12,466	154	—
Swiss Franc (CHF)	Buy	2,865	CHF	10/10/08-3/30/09	2,554,739	—	108,058
Ukraine Hryvnia (UAH)	Buy	850	UAH	10/17/08-1/28/09	165,051	—	6,908
United Arab Emirates Dirham (AED)	Buy	190	AED	1/29/09	51,743	—	1,404
Vietnam Dong (VND)	Buy	820,000	VND	1/30/09	46,833	—	4,771

Total unrealized appreciation and depreciation						$958,275	$1,272,618

Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Canadian Bond, 10 yr.	Buy	13	12/18/08	$1,431,252	$(18,797)
DAX Index	Sell	2	12/19/08	414,455	9,108
Euro-Bundesobligation, 5 yr.	Buy	1	12/8/08	154,456	979
Euro-Bundesobligation, 10 yr.	Buy	17	12/8/08	2,753,917	9,213
Euro-Bundesobligation, 10 yr.	Sell	28	12/8/08	4,535,864	(16,888)
Euro-Schatz	Sell	8	12/8/08	1,175,566	(8,918)
Japan (Government of) Bonds, 10 yr.	Sell	22	12/10/08	2,840,525	12,816
OMXS30 Index	Sell	37	10/17/08	414,285	15,310
Standard & Poor’s 500 E-Mini Index	Buy	8	12/19/08	466,960	(11,591)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Buy	3	12/18/08	399,211	(32,652)
U.S. Long Bonds, 20 yr.	Buy	16	12/19/08	1,874,750	(8,160)
U.S. Treasury Nts., 5 yr.	Buy	9	12/31/08	1,010,109	3,302
U.S. Treasury Nts., 10 yr.	Sell	16	12/19/08	1,834,000	14,248
U.S. Treasury Nts., 10 yr	Buy	71	12/19/08	8,138,375	(189,082)

					$(221,112)

F12 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Written Options as of September 30, 2008 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

British Pound Sterling (GBP)	Put	9,000	$1.810	10/7/08	$162	$(162)
British Pound Sterling (GBP)	Put	9,000	1.856	10/1/08	122	(708)
British Pound Sterling (GBP)	Put	9,000	1.807	10/6/08	153	(150)
British Pound Sterling (GBP)	Put	9,000	1.858	10/2/08	134	(751)
British Pound Sterling (GBP)	Put	8,000	1.841	10/3/08	130	(525)
British Pound Sterling (GBP)	Call	9,000	1.810	10/7/08	162	(162)
British Pound Sterling (GBP)	Call	9,000	1.856	10/1/08	122	—
British Pound Sterling (GBP)	Call	9,000	1.807	10/6/08	153	(150)
British Pound Sterling (GBP)	Call	9,000	1.858	10/2/08	134	—
British Pound Sterling (GBP)	Call	8,000	1.841	10/3/08	130	(2)
Euro (EUR)	Put	35,000	1.472	10/1/08	426	(2,350)
Euro (EUR)	Put	35,000	1.433	10/7/08	553	(553)
Euro (EUR)	Put	35,000	1.438	10/6/08	514	(555)
Euro (EUR)	Put	35,000	1.469	10/2/08	453	(2,217)
Euro (EUR)	Put	30,000	1.464	10/3/08	436	(1,762)
Euro (EUR)	Call	35,000	1.472	10/1/08	426	—
Euro (EUR)	Call	35,000	1.433	10/7/08	553	(553)
Euro (EUR)	Call	35,000	1.438	10/6/08	514	(554)
Euro (EUR)	Call	35,000	1.469	10/2/08	453	—
Euro (EUR)	Call	30,000	1.464	10/3/08	436	(17)
Japanese Yen (JPY)	Put	4,000,000	105.000	10/3/08	437	(617)
Japanese Yen (JPY)	Put	4,000,000	105.050	10/7/08	441	(441)
Japanese Yen (JPY)	Put	4,000,000	105.750	10/1/08	355	(335)
Japanese Yen (JPY)	Put	3,000,000	105.850	10/6/08	290	(390)
Japanese Yen (JPY)	Put	3,000,000	105.900	10/2/08	278	(270)
Japanese Yen (JPY)	Call	4,000,000	105.000	10/3/08	437	(161)
Japanese Yen (JPY)	Call	4,000,000	105.050	10/7/08	441	(441)
Japanese Yen (JPY)	Call	4,000,000	105.750	10/1/08	355	(73)
Japanese Yen (JPY)	Call	3,000,000	105.850	10/6/08	290	(238)
Japanese Yen (JPY)	Call	3,000,000	105.900	10/2/08	278	(125)

					$9,768	$(14,262)

F13 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swaps Contracts as of September 30, 2008 are as follows:

		Buy/Sell	Notional	Pay/
Swap	Reference	Credit	Amount	Receive	Termination
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	Value

Citibank NA, New York:
	Pakistan	Sell	$30	5.10%	3/20/13	$(6,490)
	Ukraine	Buy	60	6.65	10/20/13	(5)

						(6,495)
Credit Suisse International:
	Development Bank of Kazakhstan	Sell	90	3.75	2/20/13	(9,675)
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	20	4.95	3/20/13	(3,362)

						(13,037)
Deutsche Bank AG:
	Federal Republic of Brazil	Sell	60	1.05	7/20/13	(2,166)
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	Republic of Peru	Sell	40	1.23	8/20/13	(802)

						(4,272)
Goldman Sachs Capital Markets LP:
	Federal Republic of Brazil	Sell	50	1.06	7/20/13	(1,784)
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	JSC VTB Bank	Buy	50	7.40	5/28/13	7
	Republic of Colombia	Sell	40	1.43	8/20/13	(770)
	Republic of Turkey	Sell	30	2.56	8/20/13	(332)
	Ukraine	Sell	70	3.95	8/20/13	(6,358)
	Ukraine	Buy	50	4.22	8/20/13	4,055

						(6,486)
JPMorgan Chase Bank NA, NY Branch:
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	Republic of Turkey	Sell	30	2.56	8/20/13	(332)
	Republic of Turkey	Sell	50	2.64	8/20/13	(387)
	Republic of Turkey	Sell	40	2.68	9/20/13	(414)

						(2,437)
Merrill Lynch International	Ukraine	Buy	50	4.30	8/20/13	3,910
Morgan Stanley Capital Services, Inc.:
	Frangosul SA Agro Avicola	Sell	100	6.00	8/29/13	421
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	40	4.78	3/20/13	(6,921)
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	40	4.88	3/20/13	(6,804)
	Republic of Turkey	Buy	50	2.67	9/20/13	538
	Yasar	Sell	20	8.75	6/20/10	548
	Yasar	Sell	20	8.50	10/20/09	613

						(11,605)
UBS AG:
	Bolivarian Republic of Venezuela	Sell	50	6.05	8/20/13	(2,353)
	Republic of The Philippines	Sell	230	2.50	6/20/17	(12,517)
	Ukraine	Sell	70	3.95	8/20/13	(6,358)
	Ukraine	Buy	40	4.18	8/20/13	3,301

						(17,927)

						$(58,349)

F14 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Interest Rate Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

Banco Santander SA, Inc.:
	1,080,000	MXN	MXN TIIE BANXICO	8.570%	5/3/18	$(2,872)
	500,000	MXN	MXN TIIE BANXICO	8.645	5/17/18	(1,107)
	110,000	BRR	BZDI	13.550	1/2/17	(838)

						(4,817)
Barclays Bank plc:
	21,000,000	HUF	Six-Month HUF BUBOR Reuters	7.820	9/19/13	21
	490,000	EUR	Six-Month EUR EURIBOR	4.688	9/17/18	(1,579)
	490,000	EUR	Six-Month EUR EURIBOR	4.703	9/17/18	(767)
	670,000		4.228%	Three-Month USD BBA LIBOR	9/17/18	3,897
	670,000		4.225	Three-Month USD BBA LIBOR	9/17/18	4,033
	490,000	EUR	Six-Month EUR EURIBOR	4.6700	9/18/18	(2,561)
	670,000		4.035	Three-Month USD BBA LIBOR	9/18/18	14,486

						17,530
Citibank NA, New York	4,000,000	CZK	Six-Month CZK PRIBOR PRBO	3.560	9/27/10	402
Deutsche Bank AG:
	760,000	NZD	Three-Month NZD BBR FRA	6.910	9/10/18	(9,973)
	490,000	EUR	Six-Month EUR EURIBOR	4.669	9/18/18	(2,615)
	670,000		3.980	Three-Month USD BBA LIBOR	9/18/18	15,133
	2,800,000	SEK	Three-Month SEK STIBOR SIDE	5.110	7/16/18	15,881

						18,426
Goldman Sachs Capital Markets LP	1,320,000	MXN	MXN TIIE	8.140	1/10/18	(582)
Goldman Sachs International:
	2,800,000	SEK	Three-Month SEK STIBOR SIDE	5.080	7/17/18	11,097
	360,000	PLZ	Six-Month PLZ WIBOR WIBO	6.140	8/26/10	(148)
	40,000	BRR	BZDI	14.100	1/2/17	8
	3,000,000	SEK	Three-Month SEK STIBOR SIDE	4.840	8/21/18	7,320

						18,277
J Aron & Co.:
	110,000	BRR	BZDI	14.160	1/2/17	65
	2,800,000	BRR	BZDI	12.770	1/4/10	(11,746)
	1,700,000	BRR	BZDI	13.000	1/2/15	(22,060)
	110,000	BRR	BZDI	13.670	1/2/17	(838)
	210,000	BRR	BZDI	13.100	1/2/17	(3,386)
     F15 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

J Aron & Co.: Continued
	2,000,000 BRR	BZDI	11.460%	1/2/12	$(62,061)
	100,000 BRR	BZDI	14.300	1/2/17	274

					(99,752)

JPMorgan Chase Bank NA:
	515,000 MXN	MXN TIIE BANXICO	9.320	6/1/18	1,035
	11,000,000 HUF	Six-Month HUF BUBOR Reuters	7.880	8/12/13	40
	5,650,000 MXN	One-Month MXN TIIE BANXICO	8.369	4/23/18	(20,553)
	3,000,000 CZK	Six-Month CZK PRIBOR PRBO	3.560	9/12/10	257
	10,000,000 HUF	Six-Month HUF BUBOR Reuters	7.890	9/12/13	11
	4,200,000 CZK	Six-Month CZK PRIBOR PRBO	3.470	9/18/10	(34)
	22,000,000 HUF	Six-Month HUF BUBOR Reuters	8.480	6/6/13	2,013
	16,500,000 TWD	2.685%	Three-Month TWD Telerate	9/8/18	(354)
	2,000,000 ZAR	9.705	Three-Month ZAR JIBAR SAFEX	8/4/18	(3,760)
	240,000 PLZ	Six-Month PLZ WIBOR WIBO	6.040	8/8/13	1,337

					(20,008)
Merrill Lynch Capital Services, Inc.	710,000 MXN	MXN TIIE BANXICO	8.570	5/11/18	(1,888)
Morgan Stanley:
	90,000 BRR	BZDI	14.880	1/2/17	670
	90,000 BRR	BZDI	14.860	1/2/17	628

					1,298
Morgan Stanley Capital Services, Inc.:
	790,000 EUR	4.713	Six-Month EURIBOR	8/22/17	(7,160)
	8,600,000 NOK	4.985	Six-Month NOK NIBOR NIBR	1/18/11	281
	3,420,000 SEK	Three-Month SEK STIBOR SIDE	4.260	1/18/11	4,701
	360,000 EUR	Six-Month EUR EURIBOR	3.996	1/18/11	470
	590,000 CHF	Six-Month CHF BBA LIBOR	2.660	1/18/11	5,765
	60,000 BRR	BZDI	13.930	1/2/17	(458)

					3,599
UBS AG:
	1,000,000 ILS	5.010	Three-Month ILS TELBOR01	8/28/10	403
	250,000 ILS	Three-Month ILS TELBOR01	5.880	8/28/10	281
F16 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Interest Rate Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

UBS AG: Continued
	1,050,000 ILS	5.020%	Three-Month ILS TELBOR01	9/4/10	$466
	250,000 ILS	Three-Month ILS TELBOR01	5.850	9/4/18	349
	2,000,000 ZAR	9.740	Three-Month ZAR JIBAR SAFEX	8/1/18	(8,326)
	100,000 BRR	BZDI	14.340	1/2/17	275

					(6,552)

					$(74,067)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand
Index abbreviations are as follows:

BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR FRA	Bank Bill Rate Forward Rate Agreement
BUBOR Reuters	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
NIBOR NIBR	Norwegian Interbank Offered Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Merrill Lynch Capital Services, Inc.	$880,000	5.33%	The Constant Maturity Option Price divided by 10,000	8/13/17	$(14,332)
F17 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$10,109,121	20.0%
United States	9,595,319	19.0
France	3,773,152	7.5
Germany	3,683,714	7.3
United Kingdom	3,214,469	6.4
Turkey	2,116,157	4.2
Brazil	1,749,120	3.5
Peru	1,546,009	3.1
Mexico	1,437,215	2.8
Colombia	1,362,947	2.7
European Union	1,255,002	2.5
Russia	1,141,202	2.3
Italy	817,420	1.6
Nigeria	751,804	1.5
Egypt	716,947	1.4
Canada	630,937	1.2
Greece	612,437	1.2
Philippines	505,263	1.0
Indonesia	480,594	1.0
Panama	382,838	0.8
Venezuela	374,166	0.7
Ukraine	338,459	0.7
Israel	297,483	0.6
India	291,014	0.6
Supranational	290,651	0.6
Poland	277,606	0.5
Austria	274,738	0.5
The Netherlands	273,425	0.5
Belgium	262,622	0.5
Denmark	237,806	0.5
Dominican Republic	218,552	0.4
Kazakhstan	216,075	0.4
Sweden	196,584	0.4
Spain	188,471	0.4
Uruguay	135,675	0.3
Hungary	119,446	0.2
Australia	112,753	0.2
Argentina	105,267	0.2
Norway	77,021	0.2
Zambia	63,719	0.1
El Salvador	39,400	0.1
Ghana	38,000	0.1
Trinidad & Tobago	34,908	0.1
Guatemala	33,450	0.1
Costa Rica	31,750	0.1
Ecuador	14,600	0.0

Total	$50,425,308	100.0%

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost$52,770,717)	$50,128,785
Affiliated companies (cost $296,523)	296,523

50,425,308
Cash	76,612
Unrealized appreciation on foreign currency exchange contracts	958,275
Swaps, at value	104,992
Receivables and other assets:
Interest and dividends	628,903
Closed foreign currency contracts	466,808
Investments sold	30,308
Other	8,367

Total assets	52,699,573

Liabilities

Options written, at value (premiums received $9,768)— see accompanying statement of investments	14,262
Unrealized depreciation on foreign currency exchange contracts	1,272,618
Swaps, at value	251,740
Payables and other liabilities:
Closed foreign currency contracts	1,008,418
Payable for terminated investment contracts	297,556
Dividends	202,442
Futures margins	146,435
Investments purchased	88,996
Due to custodian	81,283
Shareholder communications	4,338
Trustees’ compensation	637
Shares of beneficial interest redeemed	238
Other	49,033

Total Liabilities	3,417,996

Net Assets	$49,281,577

F19 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$5,016
Additional paid-in capital	50,153,900
Accumulated net investment income	2,275,258
Accumulated net realized gain on investments and foreign currency transactions	214,476
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,367,073)

Net Assets—applicable to 5,015,897 shares of beneficial interest outstanding	$49,281,577

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$9.83
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest (net of foreign withholding taxes of $6,093)	$2,467,774
Dividends from affiliated companies	188,403

Total investment income	2,656,177

Expenses

Management fees	255,502
Legal, auditing and other professional fees	113,908
Shareholder communications	23,644
Interest expense	21,198
Custodian fees and expenses	7,131
Trustees’ compensation	1,133
Other	9,238

Total expenses	431,754
Less reduction to custodian expenses	(1,995)
Less waivers and reimbursements of expenses	(428,626)

Net expenses	1,133

Net Investment Income	2,655,044

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)	(285,686)
Closing and expiration of option contracts written	101,489
Closing and expiration of futures contracts	574,005
Foreign currency transactions	2,445,483
Swap contracts	(149,506)

Net realized gain	2,685,785
Net change in unrealized depreciation on:
Investments	(1,583,614)
Translation of assets and liabilities denominated in foreign currencies	(2,347,407)
Futures contracts	(237,351)
Option contracts written	(3,997)
Swap contracts	(160,523)

Net change in unrealized depreciation	(4,332,892)

Net Increase in Net Assets Resulting from Operations	$1,007,937

See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2008	2007[1]

Operations
Net investment income	$2,655,044	$486,139
Net realized gain	2,685,785	158,774
Net change in unrealized appreciation (depreciation)	(4,332,892)	965,819

Net increase in net assets resulting from operations	1,007,937	1,610,732

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(2,848,370)	(486,076)
Distributions from net realized gain	(161,562)	—

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions	—	50,058,916

Net Assets
Total increase (decrease)	(2,001,995)	51,183,572
Beginning of period	51,283,572	100,000	[2]

End of period (including accumulated net investment income of $2,275,258 and $113,581, respectively)	$49,281,577	$51,283,572

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	Reflects the value of the Manager’s initial seed money investment on May 14, 2007.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Year Ended September 30,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	10.22	$10.00

Income (loss) from investment operations:
Net investment income[2]	.53	.10
Net realized and unrealized gain (loss)	(.32)	.22

Total from investment operations	.21	.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.10)
Distributions from net realized gain	(.03)	—

Total dividends and/or distributions to shareholders	(.60)	(.10)

Net asset value, end of period	$9.83	$10.22

Total Return, at Net Asset Value[3]	1.78%	3.19%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$49,282	$51,284

Average net assets (in thousands)	$53,188	$50,199

Ratios to average net assets:[4]
Net investment income	4.99%	5.05%
Total expenses	0.81%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.00%	0.00%

Portfolio turnover rate	120%	30%

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer SMA International Bond Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     As of September 30, 2008, 100% of the shares were owned by the Manager and its affiliates.
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (“wrap-fee” accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as “OFI PI”), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a “wrap-fee” program.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
F24 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $31,925, representing 0.06% of the Fund’s net assets, were in default.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF.
F25 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$1,986,143	$—	$42,454	$2,820,663

1.	As of September 30, 2008, the Fund had $42,454 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F26 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated Net
Net Investment	Realized Gain
Loss	on Investments

$2,355,003	$2,355,003
The tax character of distributions paid during the year ended September 30, 2008 and period ended September 30, 2007 was as follows:

	Year Ended	Period Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Ordinary income	$2,939,555	$486,076
Long-term capital gain	70,377	—

Total	$3,009,932	$486,076

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$53,071,505
Federal tax cost of other investments	8,709,722

Total federal tax cost	$61,781,227

Gross unrealized appreciation	$477,196
Gross unrealized depreciation	(3,297,859)

Net unrealized depreciation	$(2,820,663)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F27 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F28 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Period Ended September 30, 2007[1,2]
	Shares	Amount	Shares	Amount

Sold	—	$—	5,005,903	$50,058,970
Dividends and/or distributions reinvested	335	3,539	54	544
Redeemed	(335)	(3,539)	(60)	(598)

Net increase	—	$—	5,005,897	$50,058,916

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 14, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$51,425,071	$37,385,160
U.S. government and government agency obligations	8,125,195	7,912,252
4. Fees and Other Transactions with Affiliates
Management Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.48% of the average net assets, and the Fund does not pay any other fee for the Manager’s services. A portion of the “wrap-fee” that investors pay to the “wrap-fee” program sponsor may be attributed to the management of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor.
F29 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended September 30, 2008, the Manager waived management fees in the amount of $255,502. During the year ended September 30, 2008, the Manager reimbursed expenses in the amount of $173,124.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets. This undertaking may be amended or withdrawn at any time.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures
F30 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended September 30, 2008 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premium

Options outstanding as of September 30, 2007	128,000	$805	128,000	$805
Options written	483,447,000	103,368	330,437,000	88,781
Options closed or expired	(311,191,000)	(59,808)	(161,349,000)	(45,187)
Options exercised	(154,170,000)	(39,481)	(151,002,000)	(39,515)

Options outstanding as of September 30, 2008	18,214,000	$4,884	18,214,000	$4,884

F31 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, coun-terparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap
F32 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
F33 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts Continued
Swaption Transactions. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.
     Swaptions are marked to market daily using primarily quotations from counterparties and brokers. Written swaptions are reported on a schedule following the Statement of Investments. Written swaptions are reported as a liability in the Statement of Assets and Liabilities. The difference between the premium received or paid, and market value of the swaption, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the option, according to the terms of the underlying agreement. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the option expires unexercised. However, when the Fund purchases a swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
9. Illiquid or Restricted Securities
As of September 30, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
10. Unfunded Purchase Commitments
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $79,709 at September 30, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the
F34 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

time of the request by the borrower. These commitments have been excluded from the Statement of Investments.
As of September 30, 2008, the Fund had unfunded purchase commitments as follows:

	Commitment	Unfunded
	Termination Date	Amount

Deutsche Bank AG, Optic Reforma I
Credit Linked Nts.	10/23/13	$79,709
11. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F35 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer SMA International Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer SMA International Bond Fund, including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from July 23, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SMA International Bond Fund as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 23, 2007 (commencement of operations) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 13, 2008
F36 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.014 per share were paid to shareholders, on December 28, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2008, $285,431 or 10.02% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $104,851 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
15 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of
16 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a “wrap fee” to their program sponsor. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other institutional international income funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s since inception performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided
17 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
comparative data in regard to the fees and expenses of the Fund and other international income funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
18 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
19 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
20 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Galli, Trustee (since 2006) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969 – March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
21 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2006) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 2006) and Portfolio Manager (since 2007) Age: 50	Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management Corporation (since March 2000). An officer of 5 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
22 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Continued	OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. (formerly PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 43	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
23 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $46,800 in fiscal 2008 and $45,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $195,000 in fiscal 2008 and $110,000 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and audit of capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $828 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include Venezuelan tax services.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $195,828 in fiscal 2008 and $110,000 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer SMA International Bond Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	11/11/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date:	11/11/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date:	11/11/2008